SECURITY AGREEMENT

                  This Security Agreement ("Agreement") entered into as of the 30th day of May, 1997, by and between HLM DESIGN, INC. ("Borrower"), a Delaware corporation, and PACIFIC CAPITAL, L.P. ("Pacific"), and EQUITAS, L.P. ("Equitas"), a Delaware limited partnership (Pacific and Equitas being sometimes referred to herein, collectively as "Lender," with Equitas acting as collateral agent for the Lender pursuant to that certain Intercreditor and Collateral Agent Agreement of even date herewith by and between the Lender).

                               W I T N E S S E T H

                  WHEREAS, Lender has extended credit to Borrower, on certain terms and conditions; and

                  WHEREAS, one condition to Lender's extension of credit to Borrower is that Borrower must provide Lender a first priority security interest in all of its personal property and fixtures;

                  NOW, THEREFORE, as an inducement to cause Lender to take the aforementioned actions, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

                  1. Definition of Secured Indebtedness. As used herein, the "Secured Indebtedness" shall mean all obligations and indebtedness of Borrower under this Agreement, the Note Purchase Agreement of even date herewith by and between Borrower, BBH Corp., Hansen Lind Meyer Inc., and Lender (together with any modifications or amendments thereof, the "Note Purchase Agreement") and under those certain Promissory Notes of even date herewith in the aggregate original principal amount of $2,000,000.00 made by Borrower payable to the order of Lender, or each of them as the case may be, together with all modifications, extensions and renewals thereof.

                  2. Grant of Security Interest. To secure the payment of the Secured Indebtedness, Borrower hereby grants to Lender (including Equitas, L.P., as agent for the benefit of Lender) a security interest in all of Borrower's presently owned and hereafter acquired personal property and fixtures, including, but not limited to, all equipment, inventory, accounts, general intangibles, instruments, documents, contract rights, chattel paper and fixtures, and all products and proceeds thereof (all as defined in the UCC), including insurance proceeds (collectively the "Collateral"). For purposes hereof, "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Tennessee, as it may be amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Tennessee, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.




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                  3. Warranties. Borrower warrants to Lender the following:

                           (a) Title. Borrower is the sole legal and equitable
owner of the Collateral.

                           (b) No Other Encumbrances. None of the Collateral is
subject to any security interest, lien, option or other encumbrance, except for the security interest provided for in this Agreement and Permitted Encumbrances. As used herein, Permitted Encumbrances shall mean, and be limited solely to, liens arising by operation of law evidencing accounts not past due, including ad valorem tax liens and artisans liens.

                           (c) No Financing Statement. None of the Collateral is
covered by any financing statement executed by Borrower and not yet terminated, except for financing statements executed in favor of Lender.

                           (d) Valid Security Interest. This Agreement grants to
Lender a valid security interest in the Collateral, subject only to Permitted Encumbrances.

                           (e) No Leased Property. Borrower presently possesses
no property of a type included in the Collateral as lessee or on consignment or as bailee for hire or otherwise.

                           (f) Collateral Not Leased. None of the Collateral is
presently subject to a lease, agreement to lease, option, or other such obligation pursuant to which Borrower is lessor, optionor, or subject to such other obligation.

                           (g) No Warehousing. None of the Collateral is
presently stored in a commercial warehouse, and none of the Collateral is presently subject to a negotiable shipper's bill or other negotiable document.

                           (h) Collateral Acquired in Ordinary Course of
Business. Borrower has acquired all the Collateral by purchases in the ordinary course of business from sellers in the business of selling such property. Without limiting the foregoing, Borrower warrants that none of the Collateral has been purchased in a bulk sale or other purchase of a business.

                  4. Limitation on Assignment of General Intangibles and Accounts. The security interest granted herein covering accounts and general intangibles shall be effective only to the extent that rights thereunder may be assigned under applicable laws without causing default under or termination of any agreements giving rise thereto.

                  5. Maintenance of Collateral. Borrower shall take all reasonable measures to protect the Collateral and to maintain all Collateral in good condition. Borrower shall notify Lender of any event or condition that materially impairs the value of any part of the Collateral.

                  6. Insurance. Borrower shall obtain and keep insurance against "all risks of physical loss" (except flood and earthquake, unless Lender specifically so requires) and such other insurance as Lender may require on all tangible Collateral in an amount

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equal to its maximum insurable value, with insurers and insurance policies that are acceptable to Lender. Borrower shall deliver copies of all insurance policies covering the Collateral to Lender. All such policies shall name Lender as insured mortgagee and loss payee and shall provide that coverage shall not be terminated or amended without at least twenty (20) days prior written notice to Lender. If Borrower fails to provide evidence that it has obtained the required insurance or if Borrower fails to pay the premiums therefor, Lender may, at its option, obtain or bring current insurance coverage on the Collateral. Any insurance obtained by Lender may, at Lender's option, insure only its interest in the Collateral. Borrower hereby assigns to Lender any claim settlements, unearned premiums or other payments that may be made by or on behalf of an insurer under any policy covering the Collateral, and Borrower hereby directs such insurer(s) to pay Lender any amount so due. Lender is hereby irrevocably appointed Borrower's attorney-in-fact to endorse with Borrower's name any draft or check that may be issued by or on behalf of the issuer of any insurance policy covering the Collateral. All proceeds, unearned premiums, or other sums received by Lender as a result of said insurance policies may be applied by Lender, at its option and in its sole discretion, and in whole or in part, to the reduction of the Secured Indebtedness, in such manner as Lender may determine, or may be paid to Borrower with or without restrictions.

                  7. Compliance With Law; Taxes. Borrower shall comply with all laws, regulations and other requirements of governmental bodies or agencies having jurisdiction pertaining to the ownership or operation of the Collateral, and Borrower shall pay all taxes and fees assessed on account of the Collateral as they become due.

                  8. Disposition or Encumbrance Prohibited. Borrower shall not sell, lease, transfer, assign or otherwise dispose of title or possession of any of the Collateral, except that, as long as no default exists hereunder, inventory may be sold in the ordinary course of business. Borrower shall not grant or allow any security interest, lien, attachment or other encumbrance to attach to any part of the Collateral, except for Permitted Encumbrances and encumbrances in favor of Lender, without the prior written consent of Lender.

                  9. Location of Collateral. Tangible Collateral shall be stored only at Suite 2950, 121 West Trade Street, Charlotte, North Carolina 28202. No material amount of Collateral shall be removed from said location(s), except for repairs or other temporary purposes in the ordinary course of business, without the prior written approval of Lender. In no event shall Collateral be moved outside the State of North Carolina for any purpose or duration without Lender's prior written consent. Notwithstanding the foregoing, nothing shall preclude Borrower from owning tangible or intangible Collateral acquired in the future which is not located within the State of North Carolina, provided that, Borrower gives Lender ten (10) days written notice prior to Borrower's acquisition of such Collateral, and at Lender's request, Borrower takes all reasonable actions to perfect Lender's first priority security interest in such after-acquired Collateral which is located outside the State of North Carolina.

                  10. Fixtures. Borrower warrants that the Collateral presently affixed to real property as to become a fixture thereto is located at Suite 2950, 121 West Trade Street, Charlotte, North Carolina 28202. Borrower covenants that none of the Collateral will be here after so affixed to real property except at said location.


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                  11. Inspection; Inventory. Agents of Lender shall be allowed to inspect the Collateral at any time. Additionally, Borrower shall prepare an inventory of the Collateral and submit the same to Lender within five (5) business days after Lender so requests.

                  12. Availability Upon Default. Borrower covenants that if Lender declares a default hereunder and so requests, Borrower shall make all Collateral and records pertaining thereto available to Lender at a reasonable time and place.

                  13. Rental Proceeds. Borrower acknowledges that the security interest granted herein extends to all of Borrower's rights as lessor under any future lease of any of the Collateral. Borrower acknowledges and agrees that all rental proceeds of the Collateral constitute "cash collateral" under the Bankruptcy Code. As provided above, Borrower must obtain Lender's prior consent if Borrower wishes to lease any of the Collateral. Notwithstanding Lender's consent to any proposed lease, such lease shall be subordinate to Lender's security interest in the leased Collateral unless Lender specifically agrees to the contrary in writing.

                  14. Warranties and Other Rights. Borrower acknowledges that the security interest granted herein extends to all of Borrower's rights under warranties pertaining to the Collateral and also includes all rights of Borrower against any third party arising from damage to any Collateral. Borrower agrees to give Lender prompt written notice of any warranty claim or other claim that Borrower may have against a third party as a result of the condition or performance of the Collateral or as a result of any damage caused thereto. No such claim shall be settled without the written consent of Lender.

                  15. No Warehousing. None of the Collateral shall be stored by a commercial warehouse or shipped under a negotiable document unless Lender is given at least thirty (30) days prior notice to enable it to take such measures as it may deem appropriate to protect its rights in the Collateral to be so stored.

                  16. Notice of Subsequent Leases. Borrower agrees to give Lender prompt written notice if Borrower hereafter leases from others property of a type included in the Collateral or if Borrower accepts such property on consignment or as bailee.

                  17. Chief Executive Office. Borrower warrants that Borrower's chief executive and principal office is Suite 2950, 121 West Trade Street, Charlotte, North Carolina 28202. Borrower shall not move Borrower's chief executive office from that address without at least thirty (30) days prior written notice to Lender; provided, however, this undertaking by Borrower does not evidence Lender's consent to such a move if Lender's consent is required therefor under any other document pertaining to the Secured Indebtedness.

                  18. Perfection. Borrower agrees to take such action as may be requested by Lender at any time to perfect Lender's security interest in the Collateral. Without limiting the foregoing, Borrower agrees (i) to immediately deliver to Lender, upon receipt by Borrower, any instrument, chattel paper, document or other Collateral (other than goods) in which a security interest may be perfected or Lender's rights against purchasers protected by possession, with any appropriate

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endorsement affixed, and (ii) to immediately notify Lender upon Borrower's acquisition of an aircraft, copyright, trademark, patent titled vehicle, or other Collateral in which a security interest may be perfected or Lender's rights against purchasers protected by means other than possession or by the filing of a financing statement with a government office located within the state in which the Collateral, or any part thereof, is deemed located. A copy of this Agreement may be filed as a financing statement.

                  19. Rights Against Prior Parties. Lender shall not be obligated to take any steps to preserve rights against prior parties under any instrument or chattel paper which is part of the Collateral and which is at any time in Lender's possession.

                  20. Accounts.

                           (a) Records of Accounts. Borrower shall maintain
detailed records of its accounts, including an itemized list of each charge giving rise to the accounts, the name and address of each account debtor, all relevant charge and billing dates, and all other information that Lender may deem necessary or which is ordinarily maintained with respect to such accounts. All records of the accounts shall be maintained at Borrower's office at Suite 2950, 121 West Trade Street, Charlotte, North Carolina 28202, and Lender may require that they be plainly marked to the effect that they have been assigned to Lender as Collateral for an outstanding obligation. Payments on Borrower's accounts shall be received by mail at Borrower's principal address provided herein. If Lender so requires, Borrower shall store its account records in an appropriately fire-rated vault or Borrower shall store a duplicate set of records of accounts at an off-premises location. Lender may inspect such records at any time.

                           (b) Information Regarding Accounts. Upon demand,
Borrower shall furnish Lender any information that Lender may reasonably request pertaining to Borrower's accounts, including, but not limited to, a detailed listing of all account balances, arranged according to age of the accounts, together with the invoices evidencing the transactions that gave rise to the accounts, addresses, and phone numbers of all account debtors. Lender may cause Borrower or an independent auditor (at Borrower's expense) to obtain audit confirmations from Borrower's account debtors at any time.

                           (c) Specific Assignments. Upon Lender's request,
Borrower shall immediately execute and deliver to Lender additional specific assignments of any or all of its accounts.

                           (d) Lock Box. Following an event of default, Lender
may at any time require that Borrower direct its account debtors to forward all payments to a lock box under Lender's exclusive control, with all payment proceeds to be applied in accordance with this Agreement.


                           (e) Collection Rights of Lender. Following an event
of default, Lender may notify any or all account debtors under the accounts to make all payments due Borrower directly to Lender for the account of Borrower. Borrower hereby directs account debtors so notified to comply with Lender's instructions without the need of confirmation from Borrower.

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                  21. Capacity. Borrower warrants that its execution of and
performance under this Agreement and all related documents are permitted under and will not violate any provision of Borrower's Charter or By-Laws. Borrower further warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Agreement and related documents on behalf of Borrower is duly authorized to bind Borrower by his signature. By signing below on behalf of Borrower, the individual executing this Agreement on behalf of Borrower also personally makes the warranties set forth in the preceding sentence.

                  22. Insurance. In addition to any specific insurance requirements contained herein or in any other document pertaining to the Secured Indebtedness, Borrower agrees to generally maintain adequate insurance against casualty and liability losses in accordance with customary practices in Borrower's field of enterprise. Borrower agrees to provide Lender with proof of the existence of such insurance upon demand.

                  23. Recitals. Borrower warrants and agrees that the recitals set forth at the beginning of this Agreement are true.

                  24. No Burdensome Agreements. Borrower warrants that Borrower is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Borrower's ability to perform under the terms of this Agreement. Borrower further warrants that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any property of Borrower is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Borrower's property except in favor of Lender.

                  25. Legal and Binding Agreement. Borrower warrants that the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect according to its terms.

                  26. No Consent Required. Borrower warrants that Borrower's execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

                  27. No Default. Borrower warrants that, as of the execution of this Agreement, no default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a default.

                  28. Security Interest; Setoff. In order to further secure the payment of the Secured Indebtedness, Borrower hereby grants to Lender a security interest and right of setoff against all of Borrower's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Borrower acknowledges that Borrower voluntarily subjects the property to Lender's rights hereunder. Lender may exercise its rights under this

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Paragraph without prior notice following default. Borrower agrees that Lender shall not be liable for the dishonor of any instrument resulting from Lender's exercise of its rights under this Paragraph.

                  29. Default Defined. After applying the applicable cure periods as forth in the Note Purchase Agreement, the occurrence of any one or more of the following events shall constitute a default under this Agreement:

                           (a) Default under Note Purchase Agreement. The
occurrence of a default under the Note Purchase Agreement.

                           (b) Breach of Covenant. The failure of Borrower or
any other party to perform or observe any obligation or covenant made under this Agreement or with respect to the Secured Indebtedness.

                           (c) Breach of Warranty. Lender's discovery that any
representation or warranty in connection with this Agreement or the Secured Indebtedness is materially false.

                  30. Remedies Upon Default. Upon default, Lender may pursue any or all of the following remedies, without any notice to Borrower except as required below:

                           (a) Notice of Default. Lender may give written notice
of default to Borrower, following which Borrower shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Borrower's obligation to refrain from so impairing Lender's Collateral.

                           (b) Repossession. Lender may take possession of any
or all of the Collateral. Borrower hereby consents to Lender's entry into any of Borrower's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the Premises in the process of entry (drilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

                           (c) Disposition. Lender may dispose of the Collateral
at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                           (d) Recovery of Proceeds of Accounts. Lender may
recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Borrower hereby authorizes and directs all custodians of Borrower's assets to comply with any demand for


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payment made by Lender pursuant to this Agreement, without the need of confirmation from Borrower and without making any inquiry as to the existence of a default hereunder or any other matter. Lender may engage a collection agent to collect accounts for a reasonable percentage commission or on any other reasonable compensation arrangement.

                           (e) Notice to Account Debtors. Lender may notify any
or all account debtors that subsequent payments must be made directly to Lender or its designated agent. Such notice may be made over Lender's signature or over Borrower's name with no signature or both, in Lender's discretion. Borrower hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Lender, without the need of confirmation from Borrower and without making any inquiry as to the existence of a default hereunder or as to any other matter.

                           (f) Enforcement of Rights of Collection. Lender may,
but shall not be obligated to, take such measures as Lender may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Lender in the course of collecting the accounts may be taken by Lender in its own name or in Borrower's name. Lender may compromise any disputed claims and may otherwise enter into settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Borrower. Lender shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

                           (g) Action to Preserve Accounts and Other Contractual
Collateral. Lender may, with respect to any account involving uncompleted performance by Borrower, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Borrower's part, take such action as Lender may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Borrower thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Lender's action with respect to any such accounts or general intangibles shall not render Lender liable for further performance thereunder unless Lender so agrees in writing.

                           (h) Setoff. Lender may exercise its lien upon and
right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Borrower or to any other person or entity liable for the payment of any or all of the Secured Indebtedness.

                           (i) Other Remedies. Lender may exercise any right
that it may have under any other document evidencing or securing the Secured Indebtedness or otherwise available to Lender at law or equity.

                           (j) Attorney-in-Fact. Borrower hereby irrevocably
appoints Lender as Borrower's attorney-in-fact to take any action to facilitate Lender's exercise of its remedies hereunder.


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                           (k) Application of Proceeds. All amounts received by
Lender for Borrower's account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all expenses incurred by Lender in exercising its rights hereunder, including attorney's fees, and any other expenses due Lender from Borrower; Second, to the payment of all interest included in the Secured Indebtedness, in such order as Lender may elect; Third, to the payment of all principal included in the Secured Indebtedness, in such order as Lender may elect; and Fourth, surplus to Borrower or other party entitled thereto.

                  31. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows:

                           As to Borrower:

                           HLM Design, Inc.
                           Suite 2950
                           121 West Trade Street
                           Charlotte, NC 28202
                           Attention: Vernon Brannon

                           With a copy to:

                           Underwood Kinsey Warren & Tucker PA
                           Charlotte Plaza Building
                           Suite 2020
                           201 South College Street
                           Charlotte, NC 28244-2020
                           Attention: Shirley Linn

                           As to Lender:

                           Pacific Capital, L.P.
                           Suite 1070
                           3100 West End Avenue
                           Nashville, Tennessee 37203
                           Attention: Clay R. Caroland III

                           Equitas, L.P.
                           2000 Glen Echo Road
                           Suite 101
                           Nashville, Tennessee 37215
                           Attn: Shannon LeRoy

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                           With a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street
                           Suite 1600
                           Nashville, Tennessee 37219
                           Attention: John W. Titus

Communications to be given to Lender shall only be effective when set forth in writing and actually received by an officer of Lender at the address indicated above. Communications to be given to Borrower shall be effective when actually or constructively received by Borrower or when set forth in writing and mailed or delivered to Borrower's address stated above. Lender or Borrower may change its address for receipt of notices by submitting the change in writing to the other party.

                  32. Incorporation of Exhibits. All Exhibits referred to in this Agreement are incorporated herein by this reference.

                  33. Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Agreement.

                  34. Cumulative Remedies. The remedies provided Lender in this Agreement are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                  35. Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  36. Assignment. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

                  37. Entire Agreement. This Agreement and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

                  38. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  39. Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

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                  40. Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

                  41. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  42. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.


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                  IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first written above.

                                       THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                                       UNDERSTANDING OF THE TERMS OF THIS
                                       AGREEMENT AND AGREE TO BE BOUND THEREBY:

                                       Borrower:

                                       HLM DESIGN, INC.


                                       By: /s/ Joseph M. Harris

                                       Title: President

                                       Lender:

                                       PACIFIC CAPITAL, L.P.

                                       By: Pacific Capital Corporation
                                       Its: General Partner


                                       By: /s/ J. Larry Williams

                                       Title: Secretary-Treasurer

                                       EQUITAS, L.P., in its capacity as a
                                       Lender and agent for the benefit of
                                       Lender

                                       By: Tennessee Business Investments, Inc.
                                       Its: General Partner


                                       By: /s/ Shannon LeRoy

                                       Title: President




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